UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 22, 2010

(Date of earliest event reported)

MEDICAL ACTION INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	0-13251	11-2421849
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

500 Expressway Drive South, Brentwood, New York	11717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (631) 231-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 22, 2010, Medical Action Industries Inc. (“Medical Action”) is presenting at the 2010 UBS Global Life Sciences Conference. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the materials to be used in connection with the presentation. The presentation materials have been posted on the Investor Relations page of Medical Action’s website at www.medical-action.com.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)	2010 UBS Global Life Sciences Conference Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

By:	/s/ Charles L. Kelly, Jr.
Charles L. Kelly, Jr.,
Chief Financial Officer

Dated: September 22, 2010